                                                                               .
                                                                               .
                                                                               .

                                  EXHIBIT 21.1
                    LIST OF SUBSIDIARIES OF BELDEN CDT INC.

190 Corporation, Inc.                                       (Incorporated in Illinois)
190 Partnership L.P.                                        (Illinois Limited Partnership)
A.W. Industries Inc.                                        (Incorporated in Florida)
Anglo American Cables Ltd.                                  (Incorporated in the United Kingdom)
Belden (Bermuda) Finance Ltd.                               (Incorporated in Bermuda)
Belden (Canada) Finco Limited Partnership                   (Canadian Limited Partnership)
Belden (Canada) Inc.                                        (Incorporated in Canada)
Belden (UK) Finco Limited Partnership                       (United Kingdom Limited Partnership)
Belden Australia Pty Ltd.                                   (Incorporated in Australia)
Belden Brasil Comercial LTDA                                (Incorporated in Brazil)
Belden Communications Holding, Inc.                         (Incorporated in Delaware)
Belden Deutschland GmbH                                     (Incorporated in Germany)
Belden Electronics Argentina S.A.                           (Incorporated in Argentina)
Belden Electronics GmbH                                     (Incorporated in Germany)
Belden Electronics S.a.r.l.                                 (Incorporated in France)
Belden Electronics, S.A. de C.V.                            (Incorporated in Mexico)
Belden Europe B.V.                                          (Incorporated in The Netherlands)
Belden Europe B.V. & Belden Wire & Cable B.V. Finance GbR   (German Civil Code Partnership)
Belden Foreign Sales Corporation                            (Incorporated in Barbados)
Belden Holdings, Inc.                                       (Incorporated in Delaware)
Belden Inc.                                                 (Incorporated in Delaware)
Belden Insurance Company                                    (Incorporated in Vermont)
Belden International Holdings B.V.                          (Incorporated in The Netherlands)
Belden International, Inc.                                  (Incorporated in Delaware)
Belden Netherlands B.V.                                     (Incorporated in The Netherlands)
Belden Superannuation Pty Ltd.                              (Incorporated in Australia)
Belden Technologies, Inc.                                   (Incorporated in Delaware)
Belden UK Limited                                           (Incorporated in the United Kingdom)
Belden Wire & Cable B.V.                                    (Incorporated in The Netherlands)
Belden Wire & Cable Company                                 (Incorporated in Delaware)

Belden-Dorfler GmbH                                         (Incorporated in Austria)
Belden - Duna Kabel Kft                                     (Incorporated in Hungary)
Belden-EIW GmbH & Co. KG                                    (German Limited Partnership)
Boselan Europe Ltd.                                         (Incorporated the United Kingdom)
Cable Design Technologies Inc.                              (Incorporated in Washington)
CDT (CZ), S.R.O                                             (Incorporated in Czech Republic)
CDT Asia-Pacific PTE Ltd.                                   (Incorporated in Singapore)
CDT Duetschland GmbH                                        (Incorporated in Germany)
CDT International Holdings Inc.                             (Incorporated in Delaware)
CDT Nordic Holding AB                                       (Incorporated in Sweden)
CDT/Nordic AB                                               (Incorporated in Sweden)
CDTCO Ltd.                                                  (Incorporated in Bermuda)
Cekan/CDT A/S                                               (Incorporated in Denmark)
Dearborn/CDT Inc.                                           (Incorporated in Delaware)
HEW Skandinavistka AB                                       (Incorporated in Sweden)
HEW-Kabel/CDT GmbH & Co. KG                                 (Incorporated in Germany)
HEW-Kabel/CDT Verwaltungs GmbH                              (Incorporated in Germany)
Industria Tecnica Cavi S.R.L.                               (Incorporated in Italy)
Kabelovna Decin-Podmdkly A.S.                               (Incorporated in Czech Republic)
KDP Kabeltechnik Berlin GmbH                                (Incorporated in Germany)
Nordx/CDT Asia Limited                                      (Incorporated in Hong Kong)
Nordx/CDT Australia Pty. Limited                            (Incorporated in Australia)
Nordx/CDT do Brazil Ltda.                                   (Incorporated in Brazil)
Nordx/CDT IP Corporation                                    (Incorporated in Delaware)
Nordx/CDT Limited                                           (Incorporated in the United Kingdom)
Nordx/CDT, Inc.                                             (Incorporated in Canada)
Nordx/CDT, Corp.                                            (Incorporated in Delaware)
Noslo Limited                                               (Incorporated in the United Kingdom)
Raydex/CDT Limited                                          (Incorporated in the United Kingdom)
Redhawk/CDT, Inc.                                           (Incorporated in Delaware)
Tennecast Company                                           (Incorporated in Ohio)
Thermax/CDT, Inc.                                           (Incorporated in Delaware)
Wire Group International Ltd.                               (Incorporated in the United Kingdom)
X-Mark/CDT, Inc.                                            (Incorporated in Pennsylvania)